Sub-Item 77Q3.


i) & ii)	i) & ii)	Stephen D. Foy, as Vice President,
Controller and principal financial officer and Gifford R. Zimmerman, Chief Administrative Officer and principal executive officer of the Nuveen Funds, hereby reports, with respect to this Form N-SAR report, that Fund management has evaluated the effectiveness of the Fund's disclosure controls and procedures as of February 24, 2003(the "Evaluation
Date"), which is within 90 days prior to the filing date of the report, and concluded that those disclosure controls and procedures were adequate and effective as of the Evaluation
Date; and that Fund management has concluded that there were no significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their most recent evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.














































iii) CERTIFICATIONS

I, Stephen D. Foy, certify that:

1. I have reviewed this report on Form N-SAR of Nuveen
2. Michigan Premium Income Municipal Fund, Inc.
3. Based on my knowledge, this report does not contain any

4. untrue statement of a material fact or omit to state a

5. material fact necessary to make the statements made, in

6. light of the circumstances under which such statements

7. were made, not misleading with respect to the period

8. covered by this report;


9. Based on my knowledge, the financial information
10. included in this report, and the financial statements on
11. which the financial information is based, fairly present in
12. all material respects the financial condition, results of
13. operations, changes in net assets, and cash flows (if the 14. financial statements are required to include a statement of
15. cash flows) of the registrant as of, and for, the periods
16. presented in this report;

4. The registrant's other certifying officers and I are
5. responsible for establishing and maintaining disclosure
6. controls and procedures (as defined in rule 30a-2(c) under 7. the Investment Company Act) for the registrant and have:
a) designed such disclosure controls and procedures to
b) ensure
c) that material information relating to the registrant,
d) including its consolidated subsidiaries, is made known to
e) us by others within those entities, particularly during the
f) period in which this report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have
6. disclosed, based on our most recent evaluation, to the
7. registrant's auditors and the audit committee of the
8. registrant's board of directors (or persons performing the 9. equivalent functions):
a) all
b)  significant deficiencies in the design or operation of
c) internal controls which could adversely affect the
d) registrant's ability to record, process, summarize, and
e) report financial data and have identified for the
f) registrant's auditors any material weaknesses in internal
g) controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have
7. indicated in this report whether or not there were
8. significant changes in internal controls or in other factors
9. that could significantly affect internal controls subsequent
10. to the date of our most recent evaluation, including any
11. corrective actions with regard to significant deficiencies
12. and material weaknesses.


Date: 3/31/2003










/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller


I, Gifford R. Zimmerman, certify that:

1. I have reviewed this report on Form N-SAR of Nuveen
2. Michigan Premium Income Municipal Fund, Inc.
3. Based on my knowledge, this report does not contain any

4. untrue statement of a material fact or omit to state a

5. material fact necessary to make the statements made, in

6. light of the circumstances under which such statements

7. were made, not misleading with respect to the period

8. covered by this report;


9. Based on my knowledge, the financial information
10. included in this report, and the financial statements on
11. which the financial information is based, fairly present in
12. all material respects the financial condition, results of
13. operations, changes in net assets, and cash flows (if the 14. financial statements are required to include a statement of
15. cash flows) of the registrant as of, and for, the periods
16. presented in this report;

4. The registrant's other certifying officers and I are
5. responsible for establishing and maintaining disclosure
6. controls and procedures (as defined in rule 30a-2(c) under 7. the Investment Company Act) for the registrant and have:
a) designed such disclosure controls and procedures to
b) ensure
c) that material information relating to the registrant,
d) including its consolidated subsidiaries, is made known to
e) us by others within those entities, particularly during the
f) period in which this report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have
6. disclosed, based on our most recent evaluation, to the
7. registrant's auditors and the audit committee of the
8. registrant's board of directors (or persons performing the 9. equivalent functions):
a) all significant deficiencies in the design or operation of
b) internal controls which could adversely affect the
c) registrant's ability to record, process, summarize, and
d) report financial data and have identified for the
e) registrant's auditors any material weaknesses in internal
f) controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have
7. indicated in this report whether or not there were
8. significant changes in internal controls or in other factors
9. that could significantly affect internal controls subsequent
10. to the date of our most recent evaluation, including any
11. corrective actions with regard to significant deficiencies
12. and material weaknesses.


Date: 3/31/2003










/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer